UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811 - 22464

Ironwood Multi-Strategy Fund LLC

(Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500

San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

_________________________________________

Jonathan Gans

Chief Executive Officer and President

c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 777-2400

Date of fiscal year end: April 30

Date of reporting period: July 31, 2012

ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

Ironwood Multi-Strategy Fund LLC

Schedule of Investments – July 31, 2012 (unaudited)

Ironwood Multi-Strategy Fund LLC (1)

Investment in Ironwood Institutional
Multi-Strategy Fund LLC –	100.18%	Cost $ 56,950,009	Value	$58,277,848
Liabilities in excess of other assets –	-.18%			$(102,067)
Net Assets –	100.00%			$58,175,781

(1)	Invests the majority of its assets in Ironwood Institutional Multi-Strategy Fund LLC.

The Schedule of Investments of Ironwood Institutional Multi-Strategy Fund LLC is included below.

Ironwood Institutional Multi-Strategy Fund LLC

Schedule of Investments – July 31, 2012 (unaudited)

INVESTMENT OBJECTIVE AS PERCENTAGE OF NET ASSETS

Strategy Allocation	Percent of Net Assets

Relative Value Multi-Strategy	27.55%
Event-Driven Multi-Strategy	25.57
Distressed	21.41
Equity Market Neutral	18.77
Credit Opportunities	7.12
100.42%

Strategy Definitions

(1)	Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. An example of this type of strategy would be bond basis trading, which attempts to capture the difference between spreads on derivative credit instruments (e.g., swaps and futures) and spreads on closely matched (in terms of issuer and maturity) cash bonds. The values of the two aforementioned instruments converge at two important circumstances, i.e., at default and at maturity, and thus the basis between the two should generally be quite tight. Market distortions (e.g., structural imbalances, asset flows, leverages facilities, etc.) create this cash synthetic spread which the Adviser’s managers attempt to capture through relative value trading. Examples of other relative value strategies include capital structure arbitrage, convertible bond arbitrage, fixed income arbitrage and index arbitrage. Relative value multi-strategy hedge funds utilize more than one relative value strategy as part of their underlying business.

(2)	Event-driven strategies involve the assessment of how, when and if an announced transaction will be completed. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven trades include equity restructurings, spin-offs, sub trades, asset sales and liquidations. Event-driven multi-strategy hedge funds utilize more than one relative value strategy as part of their underlying business.

(3)	Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities are attractive because of the market’s inaccurate assessment of the company’s future potential. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.

(4)	Equity market neutral strategies involve the purchase of a stock or baskets of stocks that is relatively underpriced, as well as selling short a stock or basket of stock that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a “fundamental long/short” strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a “statistical arbitrage” strategy).

The Adviser only selects investments with long/short managers who use a “dollar balanced” approach, i.e., they would only short the same dollar value of stocks for which they are long.

(5)	Credit opportunities strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt, and the short sale of overvalued subordinated unsecured debt, or common equity.

Schedule of Investments*

As of July 31, 2012

(Unaudited)

	Number of Shares	Cost	Fair Market Value **	% of Net Assets	Redemptions Permitted
RELATIVE VALUE MULTI-STRATEGY
Citadel Kensington Global Strategies Fund Ltd.	6,799.24	$7,885,000	$9,118,187	6.85%	Quarterly[2] - 18 mos.
D.E. Shaw Composite International Fund	N/A	$8,602,475	$8,915,983	6.70%	Quarterly[1]
HBK Offshore Fund II L.P.	N/A	$7,415,000	$7,893,845	5.93%	Quarterly[1]
FCOI II Holdings, L.P.	N/A	$3,475,000	$3,630,000	2.73%	Annually[1]
KLS Diversified Fund Ltd.	3,050.00	$3,050,000	$3,090,712	2.32%	Quarterly[1]
OZ Overseas Fund II, Ltd.	2,778.88	$2,802,500	$2,949,154	2.21%	Annually[1]
Hutchin Hill Capital Offshore Fund, Ltd.	1,110.53	$1,125,000	$1,088,087	0.82%	Quarterly[1]
SUB TOTAL:		$34,354,975	$36,685,967	27.55%
EVENT-DRIVEN MULTI-STRATEGY
Elliott International Limited	14,133.04	$11,325,000	$11,621,058	8.73%	Semi Annually[1]
Magnetar Capital Fund II, Ltd.	5,410.86	$5,410,858	$5,741,469	4.31%	Quarterly[1]
Perry Partners International, Inc.	55,415.08	$5,382,500	$5,512,215	4.14%	Quarterly[1]
Mason Capital, Ltd	2,383.44	$5,660,000	$5,471,772	4.11%	Annually[1]
Magnetar Global Even Driven Fund Ltd.	4,000.00	$4,000,000	$4,179,013	3.14%	Quarterly[1]
Eton Park Overseas Fund, Ltd.	831.95	$831,952	$773,629	0.58%	Annually[1]
Perella Weinberg Partners Xerion Offshore Fund Ltd.	744.14	$744,141	$608,470	0.46%	Quarterly[1]
Magnetar Equity Opportunities Ltd.	100.00	$100,000	$134,045	0.10%	Monthly[1]
SUB TOTAL:		$33,454,451	$34,041,671	25.57%
DISTRESSED
Silver Point Capital Offshore Fund, Ltd.	867.54	$8,995,000	$9,581,590	7.20%	Annually[1]
Monarch Debt Recovery Fund, Ltd	6,482.50	$6,482,500	$6,663,780	5.00%	Annually[1]
One William Street Capital Offshore Fund, Ltd.	4,600.00	$4,600,000	$4,718,715	3.54%	Quarterly[1]
Monarch Structured Credit Fund, Ltd Series II	1,975.00	$1,975,000	$2,277,112	1.71%	Other[3]
Cerberus International SPV, Ltd.	1,430.37	$1,444,195	$1,864,509	1.40%	Other[4]
Monarch Structured Credit Fund, Ltd	1,610.00	$1,610,000	$1,792,243	1.35%	Other[3]
Cerberus International Ltd.	2.27	$1,247,762	$1,606,368	1.21%	Other[4]
SUB TOTAL:		$26,354,456	$28,504,317	21.41%
EQUITY MARKET NEUTRAL
Millennium International, Ltd.	8,440.07	$9,252,500	$9,620,983	7.23%	Quarterly[1]
S.A.C. Capital International, Ltd.	57,541.93	$5,627,500	$5,984,103	4.49%	Quarterly[1]
Rosemont Offshore Fund, Ltd.	2,914.25	$5,205,000	$5,344,851	4.01%	Quarterly[1]
Citadel Global Equities Fund Ltd.	3,407.76	$3,625,000	$4,035,879	3.03%	Monthly[1]
SUB TOTAL:		$23,710,000	$24,985,816	18.77%
CREDIT OPPORTUNITIES
GSO Special Situations Overseas Fund Ltd	3,255.05	$3,255,038	$3,363,848	2.53%	Semi Annually[1]
MidOcean Credit Opportunity Offshore Fund, Ltd	2,794.86	$2,800,000	$2,823,074	2.12%	Quarterly[1]
King Street Capital, Ltd.	17,889.39	$2,317,370	$2,413,450	1.81%	Quarterly[1]
Archview Offshore Fund Ltd	855.01	$865,000	$885,817	0.67%	Quarterly[1]
SUB TOTAL:		$9,237,408	$9,486,189	7.12%
TOTAL INVESTMENTS:		$127,111,290	$133,703,961	100.42%

Liabilities in Excess of Current Assets			$(554,391)
NET ASSETS:			$133,149,570	100.00%

*All investments in private investment companies are non-income producing

** Fair value is determined using NAV as a practical expedient. These were no adjustments made to the NAV provided by the Investment Fund's investment advisor or administrator.

1 Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. Tranches may be subject to investor level gates. Redemption notice periods range from thirty to ninety days. Lock up periods range from twelve to thirty months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions or side pockets.

2 The portion of this investment determined to be quarterly capital is available for redemption quarterly with a 10% investor level gate. The portion of investment determined to be committed capital is locked up for 18 months from the date of contribution, at which point all committed capital can be redeemed. If committed capital is not redeemed after the lock up period, it is recommitted for 18 months. Approximately 80% of this investment is quarterly capital and the remaining 20% is committed capital.

3 The Investment Funds do not have set redemption timeframes but will seek to liquidate investments and distribute proceeds during the 12 month period following the end of the investment period.

4 The Investment Funds do not have set redemption timeframes but are liquidating investments and making distributions at the Investment Funds' management's discretion.

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Multi-Strategy Fund LLC (the “Fund”) invests substantially all of its assets through a master-feeder structure in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”).

The Master Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Master Fund’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Some values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with generally accepted accounting principles ("GAAP") or International Financial Reporting Standards ("IFRS"). The Investment Funds generally hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the Investment Funds based on various factors, including the nature of their investment strategy, as described in each of their financial statements or offering memoranda. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda.

At July 31, 2012, approximately 0.01% of the Master Fund's net assets were invested in side pockets maintained by the Investment Funds. Side pockets are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Management cannot estimate the timing of when side pockets will be liquidated.

Ironwood Capital Management Corporation, the Master Fund’s investment adviser (the “Adviser”), has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to independently determine the fair value of the Master Fund’s interest in such Investment Fund, consistent with the Master Fund’s fair valuation procedures.

If no value is readily available from an Investment Fund or if a value supplied by an Investment Fund were to be deemed by the Adviser not to be indicative of its fair value, the Adviser would determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board of Directors and subject to supervision by the Board of Directors. In accordance with the Master Fund’s Limited Liability Company Agreement, the Adviser values the Master Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Master Fund’s investments may differ significantly from the values that would have been used had a ready market for the investments held by the Master Fund been available. As of July 31, 2012, no investments were valued by the Adviser.

Fair value is defined as the price that the Master Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Master Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including observable net asset values where the investment is not traded in an active market and is subject to transfer restrictions; fair value of investments where the Master Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, with near term defined as one year from the date of measurement without paying an early redemption fee)

Level 3 – significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments; fair value of investments where the Master Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term as defined above). When observable prices are not available for these investments, the Master Fund uses the market approach (as defined in the authoritative guidance on fair value measurements) to evaluate the fair value. Although the Master Fund does not have the ability to redeem from Level 3 Investment Funds within one year of the measurement date, these Investment Funds may transact with other investors at the net asset value of the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments.

The units of account that are valued by the Master Fund are its interests in the Investment Funds and not the underlying holdings of such Investment Funds. Thus, the inputs used by the Master Fund to value its investments in each of the Investment Funds may differ from the inputs used to value the underlying holdings of such Investment Funds.

The Master Fund’s investments recorded at fair value have been categorized based upon a fair value hierarchy as described above. The following table presents information about the Master Fund’s investments measured at fair value as of July 31, 2012 (amounts in thousands):

Investment Funds	Level 1	Level 2	Level 3	Total
Relative Value Multi-Strategy	$-	$26,523	$10,163	$36,686
Event-Driven Multi-Strategy	-	20,502	13,540	34,042
Distressed	-	16,027	12,477	28,504
Equity Market Neutral	-	22,484	2,502	24,986
Credit Opportunities	-	9,278	208	9,486
Total	$-	$94,814	$38,890	$133,704

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (amounts in thousands):

	Investments in Investment Funds
	Relative Value Multi-Strategy	Event-Driven Multi-Strategy	Distressed	Equity Market Neutral	Credit Opportunities	Total
Beginning Balance as of April 30, 2012	$9,734	$9,735	$13,552	$3,280	$1,148	$37,449
Purchases	1,048	4,650	3,250	963	1,800	11,711
Sales	-	-	(149)	-	-	(149)
Net realized gain	-	-	39	-	-	39
Net change in unrealized appreciation	153	20	140	(5)	1	309
Transfer to Level 2	(772)	(865)	(4,355)	(1,736)	(2,741)	(10,469)
Transfer from Level 2	-	-	-	-	-	-
Ending Balance as of July 31, 2012	$10,163	$13,540	$12,477	$2,502	$208	$38,890

The Master Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation above.

Federal Income Tax Information

As of July 31, 2012, gross unrealized appreciation and depreciation of the Master Fund's investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$128,891,988

Gross Unrealized Appreciation	$5,260,042
Gross Unrealized Depreciation	(448,069)

Net Unrealized Appreciation (Depreciation) on Investments	$4,811,973

ITEM 2.	CONTROLS AND PROCEDURES

  Controls & Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certificate of Chief Executive Officer and President and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):

By:	/s/ Jonathan Gans
Jonathan Gans
Chief Executive Officer

Date:	September 28, 2012

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Gans
Jonathan Gans
President

Date:	September 28, 2012

By:	/s/ Laurie Chatoff
Laurie Chatoff
Principal Financial Officer

Date:	September 28, 2012